                         NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF
                                  FUNCO, INC.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to tender shares of common stock, par value $.01 per share (the "Shares"), of Funco, Inc., a Minnesota corporation (the "Company"), pursuant to the Offer (as defined in the Offer to Purchase, as defined below) if certificates evidencing Shares (the "Share Certificates") are not immediately available or the Share Certificates and all other documents required by the Letter of Transmittal (as defined below) cannot be delivered to The Bank of New York (the "Depositary") on or prior to the Expiration Date (as defined in the Offer to Purchase), or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase).

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

                 BY MAIL:                          BY FACSIMILE TRANSMISSION:
       Tender & Exchange Department             (For Eligible Institutions Only)
              P.O. Box 11248                             (212) 815-6213
           Church Street Station                   For Confirmation Telephone:
       New York, New York 10286-1248                     (800) 507-9357


                          BY HAND OR OVERNIGHT COURIER:
                               101 Barclay Street
                           Receive and Deliver Window
                            New York, New York 10286

                            ------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to B&N Acquisition Corporation, a Minnesota corporation and a wholly-owned indirect subsidiary of Barnes & Noble, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 16, 2000 (the "Offer to Purchase"), and in the related Letter of Transmittal (the "Letter of Transmittal"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Number of Shares:
                 ---------------------------------------------------------------
Share Certificate No(s). (if available):
                                        ----------------------------------------

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Check box if Share(s) will be tendered by
book-entry transfer. / /
Account Number:
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Date:
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Name(s) of Record Holder(s):
                            ----------------------------------------------------

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Address(es):
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Area Code and Telephone Number(s):
                                  ----------------------------------------------
Signature(s):
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Dated:
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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm that is a commercial bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc., hereby guarantees to either deliver to the Depositary certificates evidencing all the Shares tendered hereby, in proper form for transfer, or to deliver such Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any other required documents, within three (3) trading days after the date hereof. A "trading day" is any day on which The Nasdaq National Market is open for business.

Name of Firm:
             --------------------------     ------------------------------------
                                                   (Authorized Signature)

Address:                                    Name:
        -------------------------------          -------------------------------
                                                     (Please Type or Print)
                                            Title:
---------------------------------------           ------------------------------

---------------------------------------
                                            Date:
---------------------------------------          -------------------------------
            (Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

     NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
          CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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